UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/06/2009

Renegy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33712

Delaware	20-8987239
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3418 N. Val Vista Drive
Mesa, Arizona 85213
(Address of principal executive offices, including zip code)

480-556-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Accountant

On February 6, 2009, the audit committee of the board of directors of Renegy Holdings, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as its independent registered public accounting firm.

E&Y's report on the consolidated financial statements of the Company as of and for the three month period ended December 31, 2007 and E&Y's report on the combined financial statements of Snowflake White Mountain Power, LLC; Renegy, LLC; and Renegy Trucking, LLC (wholly-owned subsidiaries of the Company and the predecessor to the Company's October 1, 2007 reverse acquisition) for the nine month period ended September 30, 2007 and for the year ended December 31, 2006 did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the two years ended December 31, 2007 and through February 6, 2009, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in its reports on the Company's financial statements, and (ii) there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to E&Y and requested E&Y to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with those disclosures. A copy of E&Y's letter, dated February 12, 2009, confirming its agreement with the disclosures in this Item 4.01(a) is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Accountant

The audit committee of the board of directors of the Company is still in the process of selecting an independent registered public accounting firm for the Company as of and for the fiscal year ending December 31, 2008.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

16.1        Letter of Ernst & Young LLP, dated February 12, 2009, to the Securities and Exchange Commission.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Renegy Holdings, Inc.

Date: February 12, 2009	By:	/s/ Robert M. Worsley
Robert M. Worsley
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of Ernst & Young LLP, dated February 12, 2009, to the Securities and Exchange Commission.